Exhibit 23.1








                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


            We have issued our report dated November 2, 1999

            accompanying the consolidated financial statements included in the Annual Report of J&J Snack Foods Corp. on Form 10-K

            for the fiscal year ended September 25, 1999, which is

            incorporated by reference in this Registration Statement.

            We consent to the incorporation by reference in the

            Registration Statement of the aforementioned report.



            /s/GRANT THORNTON LLP





            Philadelphia, Pennsylvania

            January 10, 2000